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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                DECEMBER 1, 1997
                                (Date of Report)
               Date of earliest event reported: November 21, 1997


                      BRADLEY OPERATING LIMITED PARTNERSHIP
             (Exact name of Registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-23065                                           04-3306041
(Commission File Number)                   (I.R.S. Employer Identification No.)


     40 SKOKIE BOULEVARD, SUITE 600
         NORTHBROOK, ILLINOIS                             60062-1626
(Address of principal executive offices)                   (Zip Code)


               Registrant's telephone number, including area code:
                                 (847) 272-9800


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ITEM 5. OTHER EVENTS.

     Bradley Operating Limited Partnership (the "Partnership") is the entity through which Bradley Real Estate, Inc. (the "Company") conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. The Company has completed the offering of 990,000 shares (the "Shares") of its common stock, par value $.01 per share (the "Common Stock") on December 1, 1997. The offering of the Shares was made pursuant to a Pricing Supplement No. 1 dated November 24, 1997 to Prospectus Supplement dated October 21, 1997 relating to the Prospectus dated June 11, 1997, which was originally filed with the Company's shelf registration statement on Form S-3 (file no. 333-28167).

     The Shares were issued subject to the terms of an Underwriting Agreement between the Company and PaineWebber Incorporated (the "Underwriter"), dated October 21, 1997, which contemplates that the offer and sale of the Shares thereby will be initiated by the Company through the delivery to the Underwriter of a Securities Purchase Notice. Pursuant to such a Securities Purchase Notice dated November 21, 1997, the Company has indicated its desire to sell the 990,000 Shares.

     The Underwriter proposes to offer the Shares to the public at $20.375 with estimated net proceeds to the Company from the sale of the Shares of $19,342,600 after deducting the underwriting discount and expenses.

     The Company is required to contribute all proceeds from the sale of the Shares to the Partnership in exchange for additional partnership units. Following such contribution, the Partnership will use the net proceeds to reduce outstanding indebtedness incurred under its line of credit with the expectation that the Company and the Partnership may reborrow under the line for the acquisition, development, renovation and expansion of properties.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired:                  Not Applicable

(b)  Pro Forma Financial Information:                            Not Applicable

(c)  Exhibits

     99.1 Pricing Supplement No. 1 dated November 24, 1997 to Prospectus Supplement dated October 21, 1997 and Prospectus dated June 11, 1997 (incorporated by reference to the Pricing Supplement as filed by Bradley Real Estate, Inc. via EDGAR transmission on November 26, 1997 pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 1, 1997                 BRADLEY OPERATING LIMITED
                                       PARTNERSHIP

                                       By: BRADLEY REAL ESTATE, INC.,
                                             its General Partner


                                       By: /s/ Thomas P. D'Arcy
                                           -------------------------------------
                                           Thomas P. D'Arcy
                                           President and Chief Executive Officer